                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                ---------------

                        DATE OF REPORT: SEPTEMBER 8, 1997

                                ---------------

                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------


     Ohio                           0-21533                    31-1209872
-----------------             ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                                ---------------

                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                ---------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 8, 1997, TEAM America Corporation, an Ohio corporation ("TEAM America"), TEAM America Acquisitions, Inc., an Ohio corporation and a wholly owned subsidiary of TEAM America ("Acquisitions"), and Workforce Strategies, Inc., a Delaware corporation ("Workforce"), consummated a merger pursuant to an Agreement and Plan of Merger, dated as of September 5, 1997 (the "Merger Agreement"), whereby Workforce would be merged with and into Acquisitions, effective as of October 1, 1997, with Acquisitions being the surviving entity as a wholly owned subsidiary of TEAM America (the "Merger") under the name TEAM America of California, Inc. Under the terms of the Merger Agreement, holders of Workforce common stock, $0.0001 par value (the "Workforce Common Stock"), will receive a combination of cash, TEAM America common stock, without par value (the "TEAM America Common Stock"), and/or options to purchase TEAM America Common Stock. The total consideration to be paid to Workforce stockholders in the Merger consists of $3,877,755 in cash, 494,521 shares of TEAM America Common Stock, and options to purchase 176,037 shares of TEAM America Common Stock at a price of $8.50 per share.

         The foregoing information concerning the Merger, insofar as it relates to matters contained in the Merger Agreement, is qualified in its entirety by reference to the Merger Agreement which is attached as an exhibit to this report and incorporated herein by reference.

           The Merger was accomplished through arms-length negotiations between TEAM America's management and Workforce's management. There was no material relationship between Workforce's stockholders and TEAM America or any of TEAM America's affiliates, any of TEAM America's directors or officers, or any associate of any such TEAM America director or officer, prior to this transaction. The Merger was approved by the stockholders of Workforce by an action by consent of S. Cash Nickerson, the holder of approximately 55.9% of the Workforce Common Stock.

         TEAM America's press release issued September 8, 1997 regarding the consummation of the Acquisition is attached as an exhibit to this report and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable for TEAM America to provide the required financial statements of Workforce at the time of filing of this report. TEAM America undertakes to file such financial statements as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for TEAM America to provide the required pro forma financial information at the time of filing of this report. TEAM America undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.



         (C)      EXHIBITS.

             Exhibit No.                Description

                  2 Agreement and Plan of Merger, dated as of September 5, 1997, among TEAM America Corporation, TEAM America Acquisitions, Inc., and Workforce Strategies, Inc.

                  99 Press release of TEAM America Corporation issued September 8, 1997, regarding the consummation of the Acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TEAM AMERICA CORPORATION



Date:  September 23, 1997             By: /s/ Richard C. Schilg
                                         ----------------------
                                         Richard C. Schilg, Chairman, President
                                              and Chief Executive Officer

                                  EXHIBIT INDEX


             Exhibit No.                   Description

                  2 Agreement and Plan of Merger, dated as of September 5, 1997, among TEAM America Corporation, TEAM America Acquisitions, Inc., and Workforce Strategies, Inc.

                  99 Press release of TEAM America Corporation issued September 8, 1997, regarding the consummation of the Acquisition.